UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                           _____________________

                                 FORM 8-K

                             CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    February 28, 2005
                                                ______________________________


                            KNBT BANCORP, INC.
______________________________________________________________________________
      (Exact name of registrant as specified in its charter)


        Pennsylvania                   000-50426                  38-3681905
______________________________________________________________________________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)


90 Highland Avenue, Bethlehem, Pennsylvania                         18017
______________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code    (610) 861-5000
                                                  ____________________________


                             Not Applicable
______________________________________________________________________________
      (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.14d-2(b))
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01 Other Events
          ------------

     On February 28, 2005, KNBT Bancorp, Inc. issued a press release announcing the purchase of Caruso Benefits Group, Inc. For further information, see the press release included as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibits are included with this Report:

     Exhibit No.         Description
     ----------          -----------

     99.1                Press Release, dated February 28, 2005




















                                    2


                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   KNBT BANCORP, INC.



  Date: February 28, 2005          By: /s/ Eugene T. Sobol
                                       -----------------------------------
                                       Eugene T. Sobol
                                       Senior Executive Vice President,
                                        Chief Financial Officer and Chief
                                        Operating Officer

                               EXHIBIT INDEX



Exhibit Number              Description
--------------              -----------

99.1                        Press Release dated February 28, 2005